UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 1, 2009

TAMPA ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Florida	1-5007	59-0475140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa, Florida 33602

(Address of principal executive offices and zip code)

(813) 228-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 1, 2009, Tampa Electric Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J. P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc. (together, the “Underwriters”) pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $100 million aggregate principal amount of 6.10% Notes due 2018 (the “Notes”). The Notes will be issued under a seventh supplemental indenture dated May 1, 2008 (the “Indenture”) with The Bank of New York Mellon, as trustee. The Notes form a single series and are fungible with the Company’s 6.10% notes due 2018 issued on May 16, 2008 in the aggregate principal amount of $150 million. The offering of the Notes is expected to close on July 7, 2009. Tampa Electric Company plans to use the proceeds from the sale to repay short-term debt and for general corporate purposes.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. and the Company, previously filed with Securities and Exchange Commission (File No. 333-157759-02), the Company is filing the Underwriting Agreement as Exhibit 1.4 to such Registration Statement, the Indenture as Exhibit 4.24 to such Registration Statement, and the opinion of Edwards Angell Palmer & Dodge LLP, regarding the validity of the Notes to be sold by the Company pursuant to such Underwriting Agreement, as Exhibit 5.2 to such Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.4	Underwriting Agreement dated as of July 1, 2009 by and among Tampa Electric Company, J. P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc. Filed herewith.

4.24	Seventh Supplemental Indenture dated as of May 1, 2008 between Tampa Electric Company and The Bank of New York Mellon (as successor to The Bank of New York), as trustee, supplementing the Indenture dated as of July 1, 1998, as amended. Filed herewith.

5.2	Opinion of Edwards Angell Palmer & Dodge LLP. Filed herewith.

23.5	Consent of Edwards Angell Palmer & Dodge LLP (included as part of their opinion filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2009	TAMPA ELECTRIC COMPANY

	By:	/s/ Gordon L. Gillette
Gordon L. Gillette
Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.4	Underwriting Agreement dated as of July 1, 2009 by and among Tampa Electric Company, J. P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc. Filed herewith.

4.24	Seventh Supplemental Indenture dated as of May 1, 2008 between Tampa Electric Company and The Bank of New York, as trustee, supplementing the Indenture dated as of July 1, 1998, as amended. Filed herewith.

5.2	Opinion of Edwards Angell Palmer & Dodge LLP. Filed herewith.

23.5	Consent of Edwards Angell Palmer & Dodge LLP (included as part of their opinion filed herewith).